VOCALSCAPE NETWORKS, INC.
                         PRO-FORMA FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005

                            VOCALSCAPE NETWORKS, INC.


                                    CONTENTS
                                    --------


PAGE    1   PRO-FORMA BALANCE SHEET AT September  30, 2005

PAGE    2   PRO-FORMA STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED
            SEPTEMBER 30, 2005 AND THE YEAR ENDED DECEMBER 31, 2004

PAGE    3   SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL STATEMENTS



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                            Vocalscape Networks, Inc.
                             Pro Forma Balance Sheet
                               September 30, 2005
                                   (Unaudited)

                                 Vocalscape Networks   Vocalscape
                                Operating Subsidiary     Networks                                     Adjusted
                            (FKA Vocalscape Networks)  (FKA Dtomi)        Combined   Recapitalization Combined
Current Assets
Cash                                $  121,341                            $  121,341         $  121,341
Prepaid expenses                         3,641                                 3,641              3,641
                                    ----------                            ----------         ----------

Total Current Assets                   124,982                               124,982            124,982

Property and Equipment, net             27,932                                27,932             27,932

Development Costs                        8,869                                 8,869              8,869
                                    ----------         ----------         ----------         ----------
Total Assets                        $  161,783                 --         $  161,783         $  161,783
                                    ==========         ==========         ==========         ==========

Total Current Liabilities            1,163,869          2,356,207          3,520,076          3,520,076

Long-term liabilities                   63,422                                63,422             63,422
                                    ----------         ----------         ----------         ----------
Total Liabilities                   $1,227,291         $2,356,207          3,583,498          3,583,498
                                    ----------         ----------         ----------         ----------

Stockholders' Deficit
Preferred stock, $0.001 par value,                                                          --
25,000,000 authorized, none
issued and outstanding
Common stock, $0.001 par value,                        1,139               245             1,384                            1,384
100,000,000 authorized, 1,138,138
issued and outstanding
Common stock issuable, at par value                                          5                 5                                5
Additional paid-in capital                              (139)       11,813,543        11,813,404       (13,327,793)
Deferred filing fees                                 (34,337)          (34,337)                                           (34,337)
Deferred consulting fees                            (170,370)         (170,370)                                          (170,370)
Deferred compensation                               (637,500)         (637,500)                                          (637,500)
Accumulated deficit                               (1,066,508)      (13,327,793)      (14,394,301)       13,327,793     (1,066,508)
                                                ------------      ------------      ------------                      ------------
Total Stockholders' Deficit                       (1,065,508)       (2,356,207)       (3,421,715)                      (3,421,715)
                                                ------------      ------------      ------------                      ------------

Total Liabilities and Stockholders' Deficit     $    161,783      $         --      $    161,783                     $    161,783
                                                ============      ============      ============                     ============

                                       1
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                            Vocalscape Networks, Inc.
                        Pro Forma Statement of Operations
                  For the Nine Months Ending September 30, 2005

                                   (Unaudited)

                                          Vocalscape Networks       Vocalscape                                    9 mos ended
                                          Operating Subsidiary       Networks                                    September 30,
                                        (FKA Vocalscape Networks)   (FKA Dtomi)          Combined  Reclassifications   2005
Revenue                                       $   100,241                               $   100,241          $   100,241

Cost of Revenue                                        --                   --                                        --
                                              -----------          -----------          -----------          -----------

Gross Profit                                      100,241                                   100,241              100,241

Total Operating Expenses                          594,383            2,906,682            3,501,065            3,501,065
                                              -----------          -----------          -----------          -----------

Loss from Operations                             (494,142)          (2,906,682)          (3,400,824)          (3,400,824)

Other Income (Expense)                            (38,704)             (25,230)             (63,934)             (63,934)
                                              -----------          -----------          -----------          -----------

Net loss before income taxes                     (532,846)          (2,931,912)          (3,464,758)          (3,464,758)
Provision for income taxes                             --                   --                   --                   --
                                              -----------          -----------          -----------          -----------
Net loss                                         (532,846)          (2,931,912)          (3,464,758)          (3,464,758)
                                              ===========          ===========          ===========          ===========

Net loss per share, basic and diluted               (0.47)              (19.00)               (2.68)               (2.68)

Weighted average shares outstanding             1,138,889              154,298            1,293,187            1,293,187
  during the period

                                       2
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                            Vocalscape Networks, Inc.
                        Pro Forma Statement of Operations
                      For the Year Ending December 31, 2004

                                   (Unaudited)

                                           Vocalscape Networks      Vocalscape                                  Year Ending
                                          Operating Subsidiary       Networks                                  December 31,
                                        (FKA Vocalscape Networks)  (FKA Dtomi)        Combined   Reclassifications   2004
Revenue                                       $    25,188                               $    25,188          $    25,188

Cost of Revenue                                        --                                        --                   --
                                              -----------          -----------          -----------          -----------

Gross Profit                                       25,188                                    25,188               25,188

Total Operating Expenses                          253,911            2,398,443            2,652,354            2,652,354
                                              -----------          -----------          -----------          -----------

Loss from Operations                             (228,723)          (2,398,443)          (2,627,166)          (2,627,166)

Other Income (Expense)                           (288,038)            (281,805)            (569,843)            (569,843)
                                              -----------          -----------          -----------          -----------

Net loss before income taxes                     (516,761)          (2,680,248)          (3,197,009)          (3,197,009)
Provision for income taxes                             --                   --                   --                   --
                                              -----------          -----------          -----------          -----------
Net loss                                         (516,761)          (2,680,248)          (3,197,009)          (3,197,009)
                                              ===========          ===========          ===========          ===========

Net loss per share, basic and diluted               (0.45)              (27.99)               (2.59)               (2.59)

Weighted average shares outstanding             1,138,889               95,742            1,234,631            1,234,631
  during the period


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                            VOCALSCAPE NETWORKS, INC.
       SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1) On October 4, 2005, Dtomi, Inc., a Nevada corporation ("Dtomi"), and Vocalscape Networks, Inc., a Nevada corporation ("Vocalscape"), effected a merger pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") by and between Dtomi and Vocalscape dated August 25, 2005. Effective October 4, 2005, the date that Articles of Merger effecting the merger were filed with the Nevada Secretary of State, Vocalscape became a wholly-owned subsidiary of Dtomi. Pursuant to the Agreement, Dtomi shall issue shares of its Common stock equal to 82% of the voting power of the stockholders of Dtomi, to Vocalscape, Inc. in exchange for Vocalscape merging into a wholly owned subsidiary of Dtomi. Accordingly, the business of Vocalscape became the primary business of Dtomi.

(2) The accompanying unaudited pro-forma financial information reflects the financial statements of Dtomi and Vocalscape regarding a planned acquisition of Vocalscape. The pro-forma balance sheet gives effect to the acquisition as if it occurred on January 1, 2005 and the pro-forma statement of operations gives effect to the acquisition as if it occurred on January 1, 2005. The acquisition is treated as a recapitalization of Vocalscape since Dtomi is an inactive publicly held corporation and the stockholders of Vocalscape, Inc. will obtain a controlling 82% interest in the voting common stock of Dtomi as a result of the acquisition. Accordingly, the assets and liabilities of Dtomi are recorded at their historical cost on the books of Vocalscape with a balancing charge to additional paid-in capital. In addition, the common stock issued to the Vocalscape, Inc. stockholders is recorded as common stock at par value with a balancing charge to additional paid-in capital. Under recapitalization accounting, the historical results of operations are those of Vocalscape and the results of operations of Dtomi are included only from the acquisition date.

(3) Significant assumptions include (a) a 400 for 1 reverse stock split of the outstanding and issuable common stock of Dtomi just prior to the merger,
      (b) the stock holders of Vocalscape, Inc. are issued 1,138,880 new Dtomi common shares providing them a 82% holding of Dtomi common stock and (c) no operations of Dtomi are included from the acquisition date since it is assumed that if Vocalscape Networks, Inc. obtained control of Dtomi on October 4, 2005 the operations of Dtomi would have ceased at that time. In addition, no transactions that may have occurred subsequent to October 4, 2005 have been considered.